EXHIBIT 10.5

AMENDMENT TO THE

PREFERRED STOCK REDEMPTION AGREEMENT

This Amendment is made and entered into as of September 20, 2013 (this “Amendment”) and amends the Preferred Stock Redemption Agreement (the “Agreement”) effective as of September 18, 2013 by and among Wells Real Estate Funds, Inc., a Georgia corporation (“Wells REF”), CatchMark Timber Trust, Inc., formerly known as Wells Timberland REIT, Inc., a Maryland corporation (the “Company”), Leo F. Wells, III, President and Chairman of the Board of the Company, and Douglas P. Williams, Executive Vice President, Secretary, Treasurer and director of the Company. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, each of the Company, Wells REF and Messrs. Wells and Williams desire to amend the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Section 5(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

(c) If a Redemption Price has been agreed upon, Messrs. Wells and Williams shall resign as directors of the Company immediately prior to the effective time of the registration statement for the underwritten public offering referenced in Section 2 hereof; provided that the Company shall not fill the vacancies created by such resignations until the Redemption Date and will reelect Messrs. Wells and Williams if the Redemption Date does not occur within 10 days of their resignation.

2. Except to the extent amended hereby, the provisions of the Agreement shall remain unmodified, and the Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms.

3. This Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of date and year first above written.

WELLS REAL ESTATE FUNDS, INC.

By:	/s/ LEO F. WELLS, III
Leo F. Wells, III
Chief Executive Officer

CATCHMARK TIMBER TRUST, INC.

By:	/s/ BRIAN M. DAVIS
Brian M. Davis
Senior Vice President, Chief Financial Officer and Assistant Secretary

LEO F. WELLS, III

/s/ LEO F. WELLS, III
Leo F. Wells, III

DOUGLAS P. WILLIAMS

/s/ DOUGLAS P. WILLIAMS
Douglas P. Williams